                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                 I hereby appoint ANDREA GOLDENBERG, MICHAEL HOLMQUIST, and ROBERT LONG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as the Chairman of the Board and Chief Executive Officer of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

                 This power of attorney, unless earlier revoked or terminated, will terminate on February 28, 1999.

Dated:  February 9, 1999

                                              /s/ Eileen Friars
                                              ---------------------------------
                                              Eileen Friars




            [Chief Executive Officer - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint ANDREA GOLDENBERG, MICHAEL HOLMQUIST, and ROBERT LONG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 2000.

Dated:  February 3, 1999

                                                   /s/ Richard G. Campbell
                                                   ----------------------------
                                                   Richard G. Campbell




                   [Director - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint ANDREA GOLDENBERG, MICHAEL HOLMQUIST, and ROBERT LONG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 2000.

Dated:  February 3, 1999

                                                   /s/ Jody L. Ceithaml
                                                   ----------------------------
                                                   Jody L. Ceithaml




                   [Director - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint ANDREA GOLDENBERG, MICHAEL HOLMQUIST, and ROBERT LONG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 2000.

Dated:  February 3, 1999

                                                   /s/ Gilbert W. Jones
                                                   ----------------------------
                                                   Gilbert W. Jones




                   [Director - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint ANDREA GOLDENBERG, MICHAEL HOLMQUIST, and ROBERT LONG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 2000.

Dated:  February 8, 1999


                                                   /s/ Jane Dewoskin-Snyder
                                                   ----------------------------
                                                   Jane Dewoskin-Snyder



                   [Director - Securitization Registrations]

                               POWER OF ATTORNEY

         I hereby appoint ANDREA GOLDENBERG, MICHAEL HOLMQUIST, and ROBERT LONG, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of Bank of America National Association and file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, a registration statement covering the public offering, on a delayed or continuous basis, of one or more series of pass-through certificates and/or participation certificates or other securities representing interests in, or backed or secured by, a separate pool of credit card receivables, loans or other assets, and any amendment and supplemental prospectus to such registration statement.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 2000.

Dated:  February 3, 1999

                                                   /s/ Belva Wallace
                                                   ----------------------------
                                                   Belva Wallace




                   [Director - Securitization Registrations]